EXHIBIT 99.906 CERT

Certification

Pursuant to Section 906

of the
Sarbanes-Oxley Act of 2002

Name of Registrant: ING Global Equity Dividend and Premium Opportunity Fund

Date of Form N-CSR: August 31, 2006

The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to ING Global Equity Dividend and Premium Opportunity Fund and will be retained by ING Global Equity Dividend and Premium Opportunity Fund and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 6th day of November, 2006.

/s/ James M. Hennessy _______________________________________ James M. Hennessy President and Chief Executive Officer

EXHIBIT-99.906CERT

Certification

Pursuant to Section 906
of the
Sarbanes-Oxley Act of 2002

Name of Registrant: ING Global Equity Dividend and Premium Opportunity Fund

Date of Form N-CSR: August 31, 2006

     The undersigned, the principal financial officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

     A signed original of this written statement required by Section 906 has been provided to ING Global Equity Dividend and Premium Opportunity Fund and will be retained by ING Global Equity Dividend and Premium Opportunity Fund and furnished to the Securities and Exchange Commission or its staff upon request.

     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 6th day of November, 2006.

/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer